Prospectus

March 3, 2008

Seligman

Frontier Fund, Inc.

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks

The Securities and Exchange Commission has neither approved nor disapproved the Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQFR1 3/2008

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is growth of capital. Income may be considered but is incidental to the Fund’s investment objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its total assets, determined at the time of investment, in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short-, medium- or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

■	Positive earnings and/or earnings growth rate

■	Positive revenue growth

■	Positive operating cash flows

■	Quality management

■	Unique competitive advantages

Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of $2 billion or less.

The Fund generally sells a stock if the investment manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, or more attractive investment opportunities are believed to be available.

The Fund invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (“ADRs”), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities that it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which “small companies” are defined if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management and limited product lines, markets and financial and managerial resources. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund’s performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options and warrants ) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in secu-

rities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund seeks to reduce the risks of investing in small-company stocks by adhering to its disciplined investment process and by diversifying its investments. The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table on the following page do reflect the effect of the applicable sales charges. Effective January 7, 2008, the maximum initial sales charge on investments in Class A shares of less than $50,000 is 5.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. In the past, Seligman also made payments to the Fund. Absent fee waivers/expense reimbursements and payments, returns would have been lower.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C, Class D and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 26.98% – quarter ended 12/31/99.

Worst calendar quarter return: -22.92% – quarter ended 9/30/98.

Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
Return before taxes	0.12%	12.41%	1.27%		n/a	n/a
Return after taxes on distributions	(3.43)	10.98	0.44		n/a	n/a
Return after taxes on distributions and sale of Fund shares	2.45	10.47	0.86		n/a	n/a
Class B	1.16	12.63	1.26	(1)	n/a	n/a
Class C	4.66	12.93	n/a		3.21%	n/a
Class D	4.55	12.90	1.10		n/a	n/a
Class R	4.96	n/a	n/a		n/a	13.35%
Russell 2000 Growth Index*	7.05	16.49	4.32		4.25	16.47
Lipper Small-Cap Growth Funds Average*	8.70	15.49	7.48		7.70	15.66

* The Russell 2000 Growth Index (“Russell Index”) and the Lipper Small-Cap Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the Russell Index excludes the effect of expenses, fees, sales charges and taxes. The Russell Index measures the performance of small-company growth stocks, as determined by the Frank Russell Company, and the Lipper Average is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Investors cannot invest directly in an average or an index.

(1)	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class D	Class R
Total Maximum Sales Charge (Load)	5.75%		5%	1%	1%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	5.75%	(1)	none	none	none	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	5%	1%	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%		0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.24%		1.00%	1.00%	1.00%	0.49%
Other Expenses(2)	0.71%		0.71%	0.71%	0.71%	0.71%
Total Annual Fund Operating Expenses	1.90%		2.66%	2.66%	2.66%	2.15%

(1)	Certain investors who do not pay an initial sales charge (e.g., purchases of $1,000,000 or more, and purchases through certain retirement plans) may be subject to a 1% CDSC if shares are sold within 18 months of purchase.

(2)	Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. No reimbursement was required for the fiscal year ended October 31, 2007.

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$757	$1,138	$1,542	$2,669
Class B	769	1,126	1,610	2,809	†
Class C	369	826	1,410	2,993
Class D	369	826	1,410	2,993
Class R	318	673	1,154	2,483

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$757	$1,138	$1,542	$2,669
Class B	269	826	1,410	2,809	†
Class C	269	826	1,410	2,993
Class D	269	826	1,410	2,993
Class R	218	673	1,154	2,483

† Class	B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.95% of the Fund’s average daily net assets on the first $750 million of net assets and 0.85% of the Fund’s average daily net assets in excess of $750 million. For the fiscal year ended October 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.95% of the Fund’s average daily net assets. Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman will be made available in the Fund’s Mid-Year Report, dated April 30, 2008.

Portfolio Management

The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Michael J. Alpert.

Mr. Alpert, a Managing Director of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.

Mr. Stephan B. Yost, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s Small Company Growth Team. Mr. Yost joined Seligman in March 2001. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp.

and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund’s Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the Fund, or another Seligman mutual fund.

■

If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees, or in the case of employee benefit plans eligible to purchase Class R shares, be subject to a CDSC for a shorter period of time and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price(1)
Less than $50,000	5.75%	6.10%	5.00%
$50,000 – $99,999	4.50	4.71	4.00
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds described above, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are also available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another

Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group of mutual funds if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $2 million in plan assets at the time of investment in the Fund may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Ascensus (formerly, BISYS) Plans. Plans that (i) own Class B shares of any Seligman mutual fund and (ii) participate in Seligman Growth 401(k) through Ascensus’ third-party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group of mutual funds, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund’s distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Fund’s distributor; and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or recordkeeper.

For more information about those who can purchase shares of the Fund without a sales charge, and other relevant information, please consult the Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class B

■	No initial sales charge on purchases.

■	A declining CDSC on shares sold within 6 years of purchase:

Years Since Purchase	CDSC
Less than 1 year	5%	Your purchase of Class B shares must be for less than $250,000 because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
1 year or more but less than 2 years	4
2 years or more but less than 3 years	3
3 years or more but less than 4 years	3
4 years or more but less than 5 years	2
5 years or more but less than 6 years	1
6 years or more	0

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■

Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees. If you intend to hold your Class B shares for less than six years, you should consider purchasing Class C or Class D shares due to the shorter CDSC applicable to Class C and Class D shares. Additionally, if you are eligible to purchase Class R shares, you should consider purchasing that class, which has lower ongoing fees and a shorter CDSC.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Class C or Class D*

■ No initial sales charge on purchases.

■ A 1% CDSC on shares sold within one year of purchase.	Your purchase of Class C or Class D shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares. Please consult your financial advisor for assistance in selecting the appropriate class of shares.
■ Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
■ No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■ No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Class R**

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of the plan’s initial purchase of Class R shares of the Fund.

■	Annual 12b-1 fee (for distribution and shareholder services) of 0.50%.

■	No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Please consult your financial advisor for assistance in selecting the appropriate class of shares.

**	Class R shares are not available to all investors. You may purchase Class R shares only if you are a qualified or non-qualified employee benefit plan or arrangement (other than a Section 403(b) plan sponsored by public educational institutions) that provides for the purchase of Fund shares and has (1) less than $20 million in assets (determined at the time of initial investment in the Seligman Group of mutual funds); and (2) at least (a) $500,000 invested in the Seligman Group of mutual funds or (b) 50 eligible employees to whom such plan is made available.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows each Class of the Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because the Fund’s 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of the Fund. For the purpose of calculating the CDSC, when you exchange shares of the Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you originally purchased the shares of the Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of the Fund, it will be assumed that you held the shares of the Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class B, Class C, Class D and Class R shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors of the Fund; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Fund’s shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D and Class R shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class D” and “—Class R.”

To make your initial investment in the Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the Fund directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of the Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC, an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies invested in the Fund. (Dividend checks must include your name, account number, Fund name, and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell this Fund’s shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy this Fund’s shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you ex-

change Class A shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s minimum initial investment. See “The Seligman Mutual Funds” for a list of the funds available for exchange. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C, Class D or Class R shares, you may annually withdraw 12%, 10%, 10% or 10%, respectively, of the value of your Fund accounts (at the time of election) without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of the Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■

Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■

Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■

Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. The Fund’s NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engag-

ing, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that the Fund’s distributions will be primarily capital gains.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends, if any, on Class B, Class C, Class D and Class R shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund

Seeks long-term capital appreciation.

Seligman International Growth Fund

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

FIXED-INCOME

Income

Seligman High-Yield Fund

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core

Seeks capital appreciation and preservation of capital with current income.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund’s classes for the past five years, or from inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS A
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$14.29	$12.36	$12.17	$11.49	$ 8.83
Income (loss) from investment operations:
Net investment loss	(0.21)	(0.21)	(0.21)	(0.21)	(0.18)
Net realized and unrealized gain on investments and foreign currency transactions	3.18	2.64	0.40	0.89	2.84
Total from investment operations	2.97	2.43	0.19	0.68	2.66
Less distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$15.63	$14.29	$12.36	$12.17	$11.49
Total Return	22.93%	20.29%	1.56%	5.92%#	30.12%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$52,441	$48,470	$47,699	$61,326	$70,355
Ratio of expenses to average net assets	1.90%	1.97%	2.01%	2.06%	2.27%
Ratio of net investment loss to average net assets	(1.47)%	(1.60)%	(1.70)%	(1.75)%	(1.91)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 26.

CLASS B
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.88	$10.80	$10.28	$ 7.96
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.70	2.31	0.35	0.79	2.55
Total from investment operations	2.43	2.04	0.08	0.52	2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$13.22	$12.42	$10.88	$10.80	$10.28
Total Return	21.90%	19.43%	0.74%	5.06%#	29.15%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,365	$4,264	$7,060	$13,393	$17,977
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

CLASS C
	Year Ended October 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.89	$10.81	$10.28	$ 7.95
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)	(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.71	2.30	0.35	0.80	2.56
Total from investment operations	2.44	2.03	0.08	0.53	2.33
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—	—
Net asset value, end of year	$13.23	$12.42	$10.89	$10.81	$10.28
Total Return	22.00%	19.31%	0.74%	5.16%#	29.31%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,173	$2,505	$2,501	$2,832	$2,758
Ratio of expenses to average net assets	2.66%	2.73%	2.76%	2.82%	3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.36)%	(2.45)%	(2.51)%	(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%	124.34%

See footnotes on page 26.

CLASS D
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net asset value, beginning of year	$12.42	$10.88	$10.80	$10.27		$ 7.95
Income (loss) from investment operations:
Net investment loss	(0.27)	(0.27)	(0.27)	(0.27)		(0.23)
Net realized and unrealized gain on investments and foreign currency transactions	2.70	2.31	0.35	0.80		2.55
Total from investment operations	2.43	2.04	0.08	0.53		2.32
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of year	$13.22	$12.42	$10.88	$10.80		$10.27
Total Return	21.90%	19.43%	0.74%	5.16%	#	29.18%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$18,533	$18,563	$20,120	$28,871		$33,455
Ratio of expenses to average net assets	2.66%	2.72%	2.76%	2.82%		3.03%
Ratio of net investment loss to average net assets	(2.23)%	(2.35)%	(2.45)%	(2.51)%		(2.67)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%

CLASS R
	Year Ended October 31,					4/30/03* to 10/31/03
	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$14.20	$12.30	$12.17	$11.48		$ 9.13
Income (loss) from investment operations:
Net investment loss	(0.24)	(0.25)	(0.25)	(0.24)		(0.11)
Net realized and unrealized gain on investments and foreign currency transactions	3.14	2.65	0.38	0.93		2.46
Total from investment operations	2.90	2.40	0.13	0.69		2.35
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of period	$15.47	$14.20	$12.30	$12.17		$11.48
Total Return	22.53%	20.14%	1.07%	6.01%	#	25.74%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$93	$17	$7	$71		$2
Ratio of expenses to average net assets	2.15%	2.23%	2.25%	2.32%		2.48%	†
Ratio of net investment loss to average net assets	(1.72)%	(1.86)%	(1.94)%	(2.01)%		(2.17)%	†
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%	‡

*	Commencement of offering of shares.
#	Excluding the effect of the payments received from Seligman, as a result of its review of its fund portfolio brokerage commission practices, total returns for Class A, B, C, D and R shares would have been 5.85%, 4.99%, 5.09%, 5.09% and 5.94%, respectively.
†	Annualized.
‡	Computed at the Fund level for the year ended October 31, 2003.

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Write to	Retirement Plan Services Seligman Data Corp. 100 Park Avenue New York, NY 10017

Phone	Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4078

Prospectus

March 3, 2008

Class I Shares

Seligman

Frontier Fund, Inc.

Seeking Growth in Capital Value Through Investments in Small-Company Growth Stocks

The Securities and Exchange Commission has neither approved nor disapproved the Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

EQFR1 3/2008CI

For More Information	back cover

The Fund

Investment Objective

The Fund’s investment objective is growth of capital. Income may be considered but is incidental to the Fund’s investment objective.

Principal Investment Strategies

The Fund uses the following principal investment strategies to pursue its investment objective of growth of capital:

Although the Fund may invest in the securities of any company, the Fund invests at least 65% of its total assets, determined at the time of investment, in equity securities of small US companies. Companies are selected for their growth prospects. The Fund uses a bottom-up stock selection approach. This means that the investment manager concentrates on individual company fundamentals, rather than on a particular market sector. The investment manager may select investments for either their short-, medium- or long-term prospects. In selecting investments for the Fund, the investment manager maintains a disciplined investment process that focuses on downside risks as well as upside potential and seeks to identify companies that it believes display attractive growth, profitability or valuation characteristics, including one or more of the following:

■	Positive earnings and/or earnings growth rate

■	Positive revenue growth

■	Positive operating cash flows

■	Quality management

■	Unique competitive advantages

Small Companies:

Companies with market capitalization, at the time of purchase by the Fund, of $2 billion or less.

The Fund generally sells a stock if the investment manager believes its target price is reached, its valuation becomes excessive, its earnings or revenue growth are disappointing, its underlying fundamentals have deteriorated, or more attractive investment opportunities are believed to be available.

The Fund invests primarily in common stocks; however, it may also invest in preferred stocks, securities convertible into common stocks, and stock purchase warrants if the investment manager believes these investments offer capital growth opportunities. The Fund may also invest in American Depositary Receipts (“ADRs”), which are publicly-traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. ADRs are quoted and settled in US dollars. The Fund uses the same criteria in evaluating these securities as it does for common stocks.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs or commercial paper or certificates of deposit issued by foreign banks. The Fund may also purchase put options in an attempt to hedge against a decline in the price of securities that it holds. A put option gives the Fund the right to sell an underlying security at a particular price during a fixed period of time. The Fund generally does not invest a significant amount of its assets, if any, in illiquid securities, foreign securities or put options.

The Fund may also invest up to 10% of its assets in exchange-traded funds (“ETFs”). ETFs are traded, like individual stocks, on an exchange, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to

1

particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political, or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund’s Board of Directors.

The Fund’s Board of Directors may change the parameters by which “small companies” are defined if it concludes that such a change is appropriate.

There is no guarantee the Fund will achieve its objective.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund’s net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Small-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. Small companies tend to have shorter operating histories and may have less experienced management and limited product lines, markets and financial and managerial resources. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies.

The Fund’s performance may also be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

Foreign securities, illiquid securities, or derivatives (including options and warrants) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

If the Fund invests in ETFs, shareholders would bear not only the Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and the Fund’s returns will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may also cause adverse tax consequences for investors in

2

the Fund due to an increase in short-term capital gains.

The Fund seeks to reduce the risks of investing in small-company stocks by adhering to its disciplined investment process and by diversifying its investments. The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance compares to two measures of performance.

Although the Fund’s fiscal year ends on October 31, the following performance information is provided on a calendar year basis. It is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table below the bar chart on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges. Through at least February 28, 2009, J. & W. Seligman & Co. Incorporated (“Seligman”) has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. Other fee waiver/expense reimbursement arrangements were in effect prior to this arrangement. In the past, Seligman also made payments to the Fund. Absent fee waivers/reimbursements and payments, returns would have been lower.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

3

Class I Annual Total Returns – Calendar Years

Best calendar quarter return: 16.18% – quarter ended 6/30/03.

Worst calendar quarter return: -18.09% – quarter ended 9/30/02.

Class I Average Annual Total Returns – Periods Ended 12/31/07

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	6.84%	14.47%	7.10%
Return after taxes on distributions	3.21	13.07	6.02
Return after taxes on distributions and sale of Fund shares	6.87	12.33	5.87
Russell 2000 Growth Index*	7.05	16.49	7.91
Lipper Small-Cap Growth Funds Average*	8.70	15.49	7.57

* The Russell 2000 Growth Index (“Russell Index”) and the Lipper Small-Cap Growth Funds Average (“Lipper Average”) are unmanaged benchmarks that assume the reinvestment of all distributions, if any. The Lipper Average excludes the effect of fees, sales charges and taxes, and the Russell Index excludes the affect of expenses, fees, sales charges and taxes. The Russell Index measures the performance of small-company growth stocks, as determined by the Frank Russell Company, and the Lipper Average is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($3.6 billion as of December 31, 2007). Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SmallCap 600 Index. Investors cannot invest directly in an average or an index.

4

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions	none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
(as a percentage of average net assets)
Management Fees	0.95%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.34%
Total Annual Fund Operating Expenses	1.29%

(1)	Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” ( i.e., those expenses other than management fees, 12b-1 fees, interests on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required for Class I shares.

Example

The example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$131	$409	$708	$1,556

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

5

Management

The Fund’s Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the investment manager of the Fund. Seligman manages the investment of the Fund’s assets, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and strategies, and administers the Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $10.7 billion in assets as of January 31, 2008. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at January 31, 2008 of approximately $7.6 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.95% of the Fund’s average daily net assets on the first $750 million of net assets and 0.85% of the Fund’s average daily net assets in excess of $750 million. For the Fund’s fiscal year ended October 31, 2007, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.95% of the Fund’s average daily net assets. Through at least February 28, 2009, Seligman has contractually agreed to waive its management fee and/or to reimburse the Fund’s expenses to the extent that the Fund’s “other expenses” (i.e., those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceed 0.78% per annum of the Fund’s average daily net assets. For the fiscal year ended October 31, 2007, no reimbursement was required for Class I shares.

A discussion regarding the basis for the Fund’s Board of Directors’ approval of the continuance of the investment management agreement between the Fund and Seligman will be made available in the Fund’s Mid-Year Report, dated April 30, 2008.

Portfolio Management

The Fund is managed by the Seligman Small Company Growth Team, headed by Mr. Michael J. Alpert.

Mr. Alpert, a Managing Director of Seligman, is Vice President and Portfolio Manager of the Fund. Mr. Alpert joined Seligman in August 1999 as a member of the Small Company Growth Team. He became Co-Portfolio Manager of the Fund in 2004, and Portfolio Manager of the Fund in 2006.

Mr. Stephan B. Yost, a Senior Vice President, Investment Officer of Seligman, is a member of Seligman’s Small Company Growth Team. Mr. Yost joined Seligman in March 2001. Mr. Yost provides assistance to Mr. Alpert in managing the Fund through his research and contributions to the investment decisions with respect to companies operating primarily in the healthcare sector, among other sectors.

The Fund’s Statement of Additional Information provides additional information about the compensation of the individuals named above (the “Portfolio Managers”), other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Affiliates of Seligman:

Seligman Advisors, Inc. (“Seligman Advisors”):

The Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

The Fund’s shareholder service agent; provides shareholder account services to the Fund at cost.

6

Regulatory Matters

In late 2003, J. & W. Seligman & Co. Incorporated (Seligman) conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

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Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Fund’s Board of Directors believes that no conflict of interest currently exists among the Fund’s Classes of shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund’s distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Fund’s Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class by dividing that Class’s share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class’s per share NAV.

The NAV of the Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a “qualified tuition program” (within the meaning of Section 529 of the Internal

8

Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement (“Benefit Plan”) with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) (“Affiliated Benefit Plans”) may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund’s current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund’s respective NAV. Exchanges generally must be requested in writing and received by

Seligman Advisors by 4:00 p.m. Eastern time to receive that day’s NAV.

How to Sell Shares

Shares of the Fund can be redeemed in the same manner that shares can be purchased, as described under the heading “How to Buy Fund Shares.” SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals);

■	Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; and

■	Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the

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Fund’s Board of Directors has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund’s portfolio. If the Fund, Seligman Advisors (the Fund’s distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Entities”) determine that you have exchanged more than twice to and from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Entities may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above (excluding purchases via a direct deposit through an automatic payroll deduction program or purchases by the funds of Seligman Asset Allocation Series, Inc. in the ordinary course of implementing their asset allocation strategies). In addition, the Seligman Entities may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Entities as engaging in trading activity in excess of the guidelines noted above. The Fund’s policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Entities to prevent excessive trading, there is no guarantee that the Seligman Entities will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Entities to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Entities will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Entities may not know the identity of particular share holders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Entities are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund’s portfolio, hinder the Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund’s operating costs and decrease the Fund’s investment performance. Maintenance of a higher level of cash balances

10

necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in small-cap securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Fund.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes any net capital gains realized on investments annually. It is expected that the Fund’s distributions will be primarily capital gains.

Institutional shareholders such as tax-deferred retirement plans and qualified State tuition programs generally will have dividend and capital gain distributions, if any, reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividend:

A payment by a mutual fund, usually derived from the fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund’s assets before it calculates its NAV.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund, other than “qualified dividend income,” are taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on gains resulting from the sale or exchange of Fund shares.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

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When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

For further information, please see the Fund’s Statement of Additional Information under the section entitled “Taxation of the Fund.”

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The Seligman Mutual Funds

EQUITY

Specialty

Seligman Communications and Information Fund†

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund†

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company

Seligman Frontier Fund†

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund†

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of smaller companies, deemed to be “value” companies by the investment manager.

Medium Company

Seligman Capital Fund†

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company

Seligman Common Stock Fund†

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund†

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund†

Seeks long-term capital appreciation.

Seligman International Growth Fund†

Seeks long-term capital appreciation by generally investing in securities of large- and mid-capitalization growth companies in the international markets.

Seligman Large-Cap Value Fund†

Seeks long-term capital appreciation by investing in common stocks of large companies, deemed to be “value” companies by the investment manager.

Balanced

Seligman Income and Growth Fund†

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate Securities

Seligman LaSalle Global Real Estate Fund†

Seeks total return through a combination of current income and long-term capital appreciation by investing in equity and equity-related securities issued by global real estate companies such as US real estate investment trusts (REITs) and similar entities outside the US.

Seligman LaSalle Monthly Dividend Real Estate Fund†

Seeks to produce a high level of current income with capital appreciation as a secondary objective by investing in equity and equity-related securities issued by real estate companies, such as real estate investment trusts (REITs).

† Offers Class I shares.

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FIXED-INCOME

Income

Seligman High-Yield Fund†

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Core Fixed Income Fund†

Seeks to produce a high level of current income consistent with prudent exposure to risk. Capital appreciation is a secondary objective. The Fund invests a significant portion of its assets in investment grade fixed-income securities.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California	Louisiana	New Jersey
• High-Yield	Maryland	New York
• Quality	Massachusetts	North Carolina
Colorado	Michigan	Ohio
Florida	Minnesota	Oregon
Georgia	Missouri	Pennsylvania
South Carolina

* A small portion of income may be subject to state and local taxes.

Money Market

Seligman Cash Management Fund†

Seeks to preserve capital and to maximize liquidity and current income by investing only in high-quality money market securities. The Fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Asset Allocation Series, Inc. offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Asset Allocation Aggressive Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Asset Allocation Growth Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Asset Allocation Aggressive Growth Fund.

Seligman Asset Allocation Moderate Growth Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

Seligman Asset Allocation Balanced Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend-

† Offers Class I shares.

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producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Asset Allocation Moderate Growth Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers five asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2045†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2045 approaches.

Seligman TargETFund 2035†

Seeks capital appreciation until migration, and thereafter capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2035 approaches.

Seligman TargETFund 2025†

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015†

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core†

Seeks capital appreciation and preservation of capital with current income.

† Offers Class I shares.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the past five years. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated based on average shares outstanding during a particular period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If such costs or taxes were reflected, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

CLASS I
	Year Ended October 31,
	2007	2006	2005	2004		2003
Per Share Data:
Net asset value, beginning of year	$14.76	$12.67	$12.39	$11.62		$ 8.88
Income (loss) from investment operations:
Net investment loss	(0.13)	(0.13)	(0.13)	(0.13)		(0.13)
Net realized and unrealized gain on investments and foreign currency transactions	3.30	2.72	0.41	0.90		2.87
Total from investment operations	3.17	2.59	0.28	0.77		2.74
Less Distributions:
Distributions from net realized capital gain	(1.63)	(0.50)	—	—		—
Net asset value, end of year	$16.30	$14.76	$12.67	$12.39		$11.62
Total Return	23.62%	21.08%	2.26%	6.63%	#	30.86%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$5,467	$4,439	$3,913	$4,497		$3,931
Ratio of expenses to average net assets	1.29%	1.33%	1.33%	1.34%		1.72%
Ratio of net investment loss to average net assets	(0.86)%	(0.96)%	(1.02)%	(1.03)%		(1.38)%
Portfolio turnover rate	115.96%	91.67%	96.04%	83.73%		124.34%

#	Excluding the effect of the payments received from Seligman, as a result of its review of its fund portfolio brokerage commission practices, the total return for Class I shares would have been 6.56%.

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How to Contact Us

The Fund

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

17

For More Information

The information below is available, without charge, upon request by calling toll-free 800-221-2450 in the US or collect 212-682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202)551-8090. The Prospectus, SAI, Annual/Semi-Annual Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may also be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4078